Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Byron D. Hewett, Chief Executive Officer of Immunicon Corporation (the “Company”), hereby certify that:

(1)	The Company’s annual report on Form 10-K for the fiscal year ended December 31, 2005 (the “Form 10-K”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ BYRON D. HEWETT
Byron D. Hewett
Chief Executive Officer

March 15, 2006